APOLLO DIVERSIFIED REAL ESTATE FUND

SCHEDULE OF INVESTMENTS

December 31, 2022 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (98.67%)(a)

Private Investment Funds (74.26%)*
Ares Real Estate Enhanced Income Fund, L.P.	N/A	$100,614,591
BGO Diversified US Property Fund, L.P.	5,169	15,349,780
Brookfield Senior Mezzanine Real Estate Finance Fund	125,384	126,334,866
CA Student Living Income and Growth Fund	85,518	112,285,226
CBRE U.S. Core Partners, L.P.	115,034,504	216,125,054
CBRE U.S. Credit Partners, L.P.	118,171	125,620,409
CBRE U.S. Logistics Partners, L.P.	187,582,986	237,410,022
Clarion Gables Multifamily Trust, L.P.	105,895	190,769,284
Clarion Lion Industrial Trust, L.P.	70,092	278,607,533
Clarion Lion Properties Fund, L.P.	194,522	375,247,636
Cortland Growth and Income Fund, L.P.	238,921	386,547,771
CrossHarbor Strategic Debt Fund, L.P.	N/A	52,420,957
Dream U.S. Industrial Fund, L.P.	87,655	144,169,223
GWL U.S. Property Fund, L.P.	N/A	42,218,216
Heitman America Real Estate Trust, L.P.	11,138	16,674,819
Heitman Core Real Estate Debt Income Trust	98,436	95,323,382
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	974,440	101,475,321
Manulife U.S. Real Estate Fund, L.P.	46,710	87,018,388
Morgan Stanley Prime Property Fund	10,601	237,137,702
Oaktree Real Estate Income Fund, L.P.	N/A	213,730,514
PGIM Real Estate US Debt Fund, L.P.	29,237	40,441,520
Principal Real Estate Liquid Debt Fund, L.P.	2,176,607	47,049,273
PRISA, L.P.	17,922	41,097,884
Prologis Targeted U.S. Logistics Fund, L.P.	35,080	110,441,718
Sentinel Real Estate Fund, L.P.	514	66,175,229
Stockbridge Smart Markets Fund, L.P.	17,807	35,717,982
TA Realty Core Property Fund, L.P.	126,996	191,641,239
TA Realty Logistics Fund, L.P.	145,426	171,358,554
TCM CRE Credit Fund, L.P.	118,668	118,557,164
UBS Trumbull Property Fund	1,187	13,307,551
USAA US Government Building Fund, LLC	N/A	45,680,222
Ventas Life Science and Healthcare Real Estate Fund	155,111	204,436,296
Voya Commercial Mortgage Lending Fund, L.P.	N/A	59,220,241
		4,300,205,567
Publicly Traded Securities (24.41%)
Acadia Realty Trust	818,910	11,751,358
Agree Realty Corp.	512,480	36,350,206
Alexandria Real Estate Equities, Inc.	284,320	41,416,894

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
American Homes 4 Rent, Class A	833,320	$25,116,265
Americold Realty Trust, Inc.	504,120	14,271,637
Apple Hospitality REIT, Inc.	426,220	6,725,752
AvalonBay Communities, Inc.	305,930	49,413,814
Brixmor Property Group, Inc.	1,272,750	28,853,242
Broadstone Net Lease, Inc., Class A	1,169,010	18,949,652
Cousins Properties, Inc.	483,540	12,228,727
CubeSmart	210,660	8,479,065
DiamondRock Hospitality Co.	682,120	5,586,563
Digital Realty Trust, Inc.	601,210	60,283,327
Douglas Emmett, Inc.	821,800	12,885,824
Equinix, Inc.	119,384	78,200,102
Equity Residential	842,190	49,689,210
Essex Property Trust, Inc.	51,440	10,901,165
Extra Space Storage, Inc.	104,225	15,339,835
First Industrial Realty Trust, Inc.	677,480	32,695,185
Four Corners Property Trust, Inc.	418,400	10,849,112
Healthpeak Properties, Inc.	726,990	18,225,639
Highwoods Properties, Inc.	486,110	13,601,358
Host Hotels & Resorts, Inc.	1,038,530	16,668,406
Invitation Homes, Inc.	1,602,220	47,489,801
Kilroy Realty Corp.	569,084	22,006,478
Life Storage, Inc.	278,693	27,451,260
Medical Properties Trust, Inc.	1,858,730	20,706,252
Mid-America Apartment Communities, Inc.	160,538	25,202,861
Omega Healthcare Investors, Inc.	183,590	5,131,341
Outfront Media, Inc.	375,684	6,228,841
Park Hotels & Resorts, Inc.	511,550	6,031,175
Phillips Edison & Co., Inc.	240,350	7,652,744
Prologis, Inc.	1,257,926	141,805,998
Public Storage	250,680	70,238,029
Realty Income Corp.	1,076,310	68,270,343
Regency Centers Corp.	310,610	19,413,125
Rexford Industrial Realty, Inc.	467,314	25,534,037
RPT Realty	1,278,983	12,840,989
Sabra Health Care REIT, Inc.	1,228,020	15,264,289
SBA Communications Corp.	51,674	14,484,739
Simon Property Group, Inc.	407,500	47,873,100
Spirit Realty Capital, Inc.	327,940	13,094,644
Sun Communities, Inc.	378,330	54,101,190
UDR, Inc.	828,970	32,106,008
Urban Edge Properties	520,430	7,332,859
Ventas, Inc.	1,035,642	46,655,672
Veris Residential, Inc.	301,806	4,807,770

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
VICI Properties, Inc.	884,970	$28,673,028
Welltower, Inc.	813,626	53,333,184
Xenia Hotels & Resorts, Inc.	864,150	11,389,497
		1,413,601,592

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $4,893,300,492)		5,713,807,159

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (1.75%)(b)

Agree Realty Corp., Series A	4.25%	125,000	2,013,750
American Homes 4 Rent, Series G	5.88%	51,574	1,142,880
American Homes 4 Rent, Series H	6.25%	239,400	5,560,280
Chatham Lodging Trust, Series A	6.63%	42,000	841,680
DiamondRock Hospitality Co., Series A	8.25%	168,000	4,179,840
Digital Realty Trust, Inc., Series J	5.25%	77,000	1,618,540
Digital Realty Trust, Inc., Series K	5.85%	182,000	4,151,420
Digital Realty Trust, Inc., Series L	5.20%	68,500	1,384,385
DigitalBridge Group, Inc., Series I	7.15%	136,345	2,557,832
DigitalBridge Group, Inc., Series J	7.13%	47,000	882,190
EPR Properties, Series G	5.75%	149,000	2,501,710
Federal Realty Investment Trust, Series C	5.00%	170,000	3,430,600
Hersha Hospitality Trust, Series C	6.88%	135,000	2,695,275
Hersha Hospitality Trust, Series D	6.50%	70,000	1,309,350
Hudson Pacific Properties, Inc., Series C	4.75%	200,000	2,506,000
Kimco Realty Corp., Series L	5.13%	43,000	852,260
Kimco Realty Corp., Series M	5.25%	183,000	3,724,050
National Storage Affiliates Trust, Series A	6.00%	212,535	4,751,220
Pebblebrook Hotel Trust, Series E	6.38%	166,779	2,990,347
Pebblebrook Hotel Trust, Series F	6.30%	39,000	694,200
Pebblebrook Hotel Trust, Series G	6.38%	78,268	1,424,478
Pebblebrook Hotel Trust, Series H	5.70%	89,000	1,468,500
Public Storage, Series F	5.15%	42,000	885,360
Public Storage, Series G	5.05%	88,205	1,907,874
Public Storage, Series H	5.60%	91,000	2,119,390
Public Storage, Series J	4.70%	25,000	482,500
Public Storage, Series L	4.63%	165,000	3,153,150
Rexford Industrial Realty, Inc., Series B	5.88%	133,000	2,953,930
Rexford Industrial Realty, Inc., Series C	5.63%	108,975	2,318,988
Saul Centers, Inc., Series D	6.13%	125,000	2,612,500
Saul Centers, Inc., Series E	6.00%	73,487	1,446,959
Seritage Growth Properties, Series A	7.00%	17,216	413,356
SITE Centers Corp., Series A	6.38%	222,000	4,928,400
SL Green Realty Corp., Series I	6.50%	114,000	2,305,080
Spirit Realty Capital, Inc., Series A	6.00%	249,000	5,540,250
Summit Hotel Properties, Inc., Series E	6.25%	148,000	2,705,440
Summit Hotel Properties, Inc., Series F	5.88%	41,196	705,688
Sunstone Hotel Investors, Inc., Series H	6.13%	164,000	3,181,600
Sunstone Hotel Investors, Inc., Series I	5.70%	110,431	1,986,654
Urstadt Biddle Properties, Inc., Series H	6.25%	116,087	2,535,340
Urstadt Biddle Properties, Inc., Series K	5.88%	19,182	392,847

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)
Vornado Realty Trust, Series L	5.40%	121,000	$1,956,570
Vornado Realty Trust, Series M	5.25%	70,000	1,124,200
Vornado Realty Trust, Series N	5.25%	93,000	1,510,320
Vornado Realty Trust, Series O	4.45%	120,000	1,632,000

TOTAL PREFERRED STOCKS
(Cost $122,079,316)			101,479,183

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (0.12%)
MSILF Treasury Portfolio	3.98%	6,914,497	6,914,497

TOTAL SHORT TERM INVESTMENT
(Cost $6,914,497)			6,914,497

TOTAL INVESTMENTS (100.54%)
(Cost $5,022,294,305)			$5,822,200,839

Liabilities in Excess of Other Assets (-0.54%)			(31,052,104)
NET ASSETS (100.00%)			$5,791,148,735

(a)	A portion of these securities is held as collateral for the outstanding Lines of Credit. At December 31, 2022 outstanding collateral amounted to $5,085,893,639.
(b)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

Common Abbreviations:
LLC	-	Limited Liability Company
L.P.	-	Limited Partnership
REIT	-	Real Estate Investment Trust

*	Additional Information on Investments in Private Investment Funds:

Value	Fund Name	Redemption Frequency	Redemption Notice (Days)		Unfunded Commitment as of December 31, 2022
$100,614,591	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90		$0
15,349,780	BGO Diversified US Property Fund, L.P.	Quarterly	N/A	**	0
126,334,866	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90		0
112,285,226	CA Student Living Income and Growth Fund	Quarterly	90		0
216,125,054	CBRE U.S. Core Partners, L.P.	Quarterly	60		0
125,620,409	CBRE U.S. Credit Partners, L.P.	Quarterly	60		0
237,410,022	CBRE U.S. Logistics Partners, L.P.	Quarterly	90		0
190,769,284	Clarion Gables Multifamily Trust, L.P.	Quarterly	90		0
278,607,533	Clarion Lion Industrial Trust, L.P.	Quarterly	90		0
375,247,636	Clarion Lion Properties Fund, L.P.	Quarterly	90		0
386,547,771	Cortland Growth and Income Fund, L.P.	Quarterly	90		0
52,420,957	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90		0
144,169,223	Dream U.S. Industrial Fund, L.P.	Quarterly	60		35,000,000
42,218,216	GWL U.S. Property Fund, L.P.	Quarterly	90		0
16,674,819	Heitman America Real Estate Trust, L.P.	Quarterly	90		0
95,323,382	Heitman Core Real Estate Debt Income Trust	Quarterly	90		0
101,475,321	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60		0
87,018,388	Manulife U.S. Real Estate Fund, L.P.	Quarterly	60		0
237,137,702	Morgan Stanley Prime Property Fund	Quarterly	90		0
213,730,514	Oaktree Real Estate Income Fund, L.P.	Quarterly	90		0
40,441,520	PGIM Real Estate US Debt Fund, L.P.	Quarterly	90		0
47,049,273	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	10		0
41,097,884	PRISA, L.P.	Quarterly	90		0
110,441,718	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90		0
66,175,229	Sentinel Real Estate Fund, L.P.	Quarterly	N/A	**	0
35,717,982	Stockbridge Smart Markets Fund, L.P.	Quarterly	45		40,000,000
191,641,239	TA Realty Core Property Fund, L.P.	Quarterly	45		0
171,358,554	TA Realty Logistics Fund, L.P.	Quarterly	45		0
118,557,164	TCM CRE Credit Fund, L.P.	Quarterly	90		0
13,307,551	UBS Trumbull Property Fund	Quarterly	60		0
45,680,222	USAA US Government Building Fund, LLC	Quarterly	60		0
204,436,296	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90		50,000,000
59,220,241	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90		0
$4,300,205,567					$125,000,000

**	Written notice required for redemption, no minimum timeline required.

See Notes to Quarterly Schedule of Investments.

Apollo Diversified Real Estate Fund

Notes to Quarterly Schedule of Investments

December 31, 2022 (Unaudited)

1. ORGANIZATION

Apollo Diversified Real Estate Fund (the "Fund"), formerly known as Griffin Institutional Access Real Estate Fund, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value. The Fund’s investment adviser is Apollo Real Estate Fund Adviser, LLC (the "Adviser"), formerly known as Griffin Capital Advisor, LLC, a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of Net Asset Value – The net asset value of shares of the Fund is determined following the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares.

Valuation of Public Securities – Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market or dealer quotations obtained from independent pricing services. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price.

For securities that are fair valued in ordinary course of Fund operations, the Board has designated the performance of fair value determinations to the Adviser as valuation designee, subject to the procedures adopted by the Board. The Adviser has established a Valuation Committee to help oversee the implementation of procedures for fair value determinations. In determining the fair value of a security for which there are no readily available market or dealer quotations, the Adviser and Sub-Adviser, together with the Valuation Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; the enterprise value of the portfolio company; the portfolio company’s ability to make payments and its earnings and discounted cash flow, comparison to the values and current pricing of publicly traded securities that have comparable characteristics; comparison to publicly traded securities including factors such as yield, maturity, and credit quality; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. The Adviser’s affiliates have also retained the services of third-party valuation firms to review valuations of certain securities for which market or dealer quotations are unavailable or deemed unreliable and to assist in determining fair value where applicable, however, the ultimate determination of fair value will be made by the Adviser and not by such third-party valuation firm. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity Funds”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. Generally Accepted Accounting Principles (GAAP) fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

Private Equity Funds. The Private Equity Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Equity Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity Fund until the receipt of the next Sponsor NAV. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity Fund following the conclusion of such Private Equity Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended December 31, 2022, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of December 31, 2022:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$4,300,205,567
Publicly Traded Securities	1,413,601,592	–	–	1,413,601,592
Preferred Stocks	101,479,183	–	–	101,479,183
Short Term Investment	6,914,497	–	–	6,914,497
Total	$1,521,995,272	$–	$–	$5,822,200,839

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

For the period ended December 31, 2022, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of December 31, 2022, the Fund had total Unfunded Commitments in the amount of $125,000,000.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3. PRINCIPAL RISK FACTORS

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-end Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

Inflation/Deflation Risk – Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund and its distributions can decline.

In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Due to global supply chain disruptions, a rise in energy prices, strong consumer demand as economies continue to reopen and other factors, inflation has accelerated in the U.S. and globally. Recent inflationary pressures have increased the costs of labor, energy and raw materials and have adversely affected consumer spending, economic growth and portfolio companies’ operations. If such portfolio companies are unable to pass any increases in their costs of operations along to their customers, it could adversely affect their operating results and impact their ability to pay interest and principal on their loans, particularly if interest rates rise in response to inflation. In addition, any projected future decreases in a portfolio companies’ operating results due to inflation could adversely impact the fair value of those investments. Any decreases in the fair value of our investments could result in future realized or unrealized losses and therefore reduce our net assets resulting from operations.

Additionally, the Federal Reserve has raised, and has indicated its intent to continue raising, certain benchmark interest rates in an effort to combat inflation. As such, inflation may continue in the near to medium-term, particularly in the U.S., with the possibility that monetary policy may tighten in response.

LIBOR Risk – Holding of certain of the Fund’s underlying investments may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. As of December 31, 2021, the United Kingdom FCA and LIBOR’s administrator, ICE Benchmark Administration, have ceased the publication of all non-U.S. dollar LIBOR and the one-week and two-month U.S. dollar LIBOR rates, but the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. Further, on March 15, 2022, the Consolidated Appropriations Act of 2022, which includes the Adjustable Interest Rate (LIBOR) Act, was signed into law in the United States. This legislation establishes a uniform benchmark replacement process for financial contracts that mature after June 30, 2023 that do not contain clearly defined or practicable fallback provisions.

The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR, which is their preferred alternative rate for U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are in the process of developing in response to these new rates. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate, the Sterling Overnight Interbank Average Rate and SOFR, there has been no global consensus as to an alternative rate and the process for amending existing contracts or instruments to transition away from LIBOR remains incomplete.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect Fund performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting Fund performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition to alternative rates may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.

Liquidity Risk – There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market Risk – An investment in the fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the fund’s shares represents an indirect investment in the securities owned by the fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Mortgage-Backed Securities Risk – Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When the Fund invests in mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The credit risk on such securities is affected by borrowers defaulting on their loans. The values of assets underlying mortgage-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Pandemic Risk – There is an ongoing global outbreak of COVID-19, which has spread to over 200 countries and territories, including the United States. The general uncertainty surrounding the dangers and impact of COVID-19 has created significant disruption in global supply chains and economic activity, increasing rates of unemployment and adversely impacting many industries. The outbreak could have a continued adverse impact on economic and market conditions and trigger a period of global economic slowdown. The outbreak of the COVID-19 pandemic has at times had, and is expected to continue to pose a risk of having, a material adverse impact on the Fund’s market price, NAV and portfolio liquidity among other factors. These impacts will likely continue to some extent as the outbreak persists and potentially even longer. The rapid development and fluidity of this situation precludes any prediction as to the ultimate adverse impact of COVID-19 on economic and market conditions, and, as a result, present material uncertainty and risk with respect to the Fund and the performance of its investments. COVID-19 and the current financial, economic and capital markets environment, and future developments in these and other areas present uncertainty and risk with respect to the Fund’s performance, portfolio liquidity, ability to pay distributions and make share repurchases.

There is substantial uncertainty of COVID-19’s potential effect on the Fund and any portfolio companies, which could have a material adverse effect on the Fund’s investments and on the business, financial condition and results of operations of portfolio companies. No previous success by the Sub-Adviser or its affiliates in dislocated markets is any guarantee of the Fund’s success in respect of investing and managing any portfolio investment during and post- the COVID-19 pandemic.

U.S. state, federal and non-U.S. laws and regulations have been implemented (and other laws and regulations are being considered) as a result of the COVID-19 pandemic that place restrictions on lenders and landlords in the real estate sector and other industries from exercising certain of their rights in the event of borrower or tenant defaults or delinquencies, including with respect to foreclosure and eviction rights. For example, certain U.S. states have implemented mortgage payment relief packages for homeowners or instituted executive orders suspending the enforcement of residential or commercial evictions and U.S. federal regulators have implemented a moratorium on evictions and foreclosures on homeowners with mortgages backed by the federal government for non-payment of rent. .

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Private Investment Fund Risk – The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of December 31, 2022, 100.42% of the value of the Fund’s net assets were invested within the real estate industry.

REIT Risk – Share prices of Public REITs may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.